UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21455

Guggenheim Enhanced Equity Strategy Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive
Lisle, IL 60532

(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia
Guggenheim Funds Investment Advisors, LLC
         2455 Corporate West Drive
Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:     (630) 505-3700

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2012

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMFUNDS.COM/GGE

... YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM
ENHANCED EQUITY STRATEGY FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/gge, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

We are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

April 30, 2012

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Enhanced Equity Strategy Fund (the “Fund”). This report covers the Fund’s performance for the semiannual fiscal period ended April 30, 2012.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2012, the Fund generated a total return based on market price of 16.52% and a return of 12.60% based on NAV. The S&P 500 Index returned 12.77% for the six-months ended April 30, 2012. As of April 30, 2012, the Fund’s market price of $17.34 represented a discount of 12.02% to NAV of $19.71. As of October 31, 2011, the Fund’s market price of $15.45 represented a discount of 14.59% to NAV of $18.09.

The Fund paid quarterly dividends of $0.3125 in November 2011 and February 2012. The most recent dividend represents an annualized distribution rate of 7.21% based on the Fund’s closing market price of $17.34 as of April 30, 2012.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm with more than $130 billion in assets under management and supervision as of May 31, 2012.

GPAM seeks to achieve the Fund’s investment objectives by obtaining broadly diversified exposure to the equity market utilizing an enhanced equity option strategy developed by GPAM. In connection with the implementation of GPAM’s strategy, the Fund utilizes financial leverage. The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by the Adviser and GPAM. Leverage is generally maintained between 20% and 30% of the Fund’s total assets. The Fund currently employs financial leverage through the use of a bank line of credit.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 24 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy for the six months ended April 30, 2012, we encourage you to read the Questions & Answers section of the report, which begins on page 4.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/gge.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Enhanced Equity Strategy Fund

May 31, 2012

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 3

QUESTIONS & ANSWERS	April 30, 2012

The Guggenheim Enhanced Equity Strategy Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Managing Director; and Jamal Pesaran, Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance during the six-month period ended April 30, 2012.

Please describe the Fund’s objective and management strategies.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

GPAM assumed responsibility for the management of the Fund on May 16, 2011. GPAM seeks to achieve the Fund’s investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy developed by GPAM. The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. Pursuant to GPAM’s strategy, the Fund utilizes financial leverage. The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and provide superior risk-adjusted returns.

Currently GPAM seeks to obtain exposure to equity markets by investing primarily in exchange-traded funds (“ETFs”). ETFs are selected for broadly-based market exposure and broad sector exposures. Only highly liquid securities are held, since liquidity is essential for a strategy that seeks to benefit from market volatility.

The Fund has the ability to write call options on indices and/or securities, which will typically be at- or out-of-the money. GPAM’s strategy typically targets one-month options, although options of any strike price or maturity may be utilized.

The Fund seeks to achieve its primary investment objective of seeking a high level of current income through dividends paid on securities owned by the Fund and from cash premiums received from selling options. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.

To the extent GPAM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would expect to hold a diversified portfolio of stocks. To the extent GPAM’s equity exposure strategy is implemented through investment in broad-based equity ETFs or other investment funds or derivative instruments that replicate the economic characteristics of exposure to equity securities markets, the Fund’s portfolio is expected to comprise fewer holdings.

The Fund will ordinarily focus its investments in securities of U.S. issuers but may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in or seek exposure to equity securities of issuers of any market capitalization.

While the execution of this strategy is complex, involving sophisticated proprietary financial models, the value to investors is really very straightforward: seeking total return similar to the S&P 500 with less risk and more income. The Fund’s managers have confidence in their strategy, and they believe that its consistent application will continue to reward investors in the Fund.

Please tell us about the economic and market environment over the six months.

It appears that the U.S. economy is finally finding its footing in the wake of the worst recession in generations. Although the economy demonstrated considerable momentum in the closing months of 2011 and the first few months of 2012, securities markets seem unconvinced of the sustainability of the current recovery. Also, concerns about problems in Europe continue to be a source of concern for investors.

Most recent economic news has been fairly positive. There has been considerable improvement in non-farm payrolls, an indicator of jobs created. The unemployment rate dropped, and consumers’ debt service obligations as a percentage of income have been reduced. Since these trends are positive for consumer spending, retail sales have been improving. Industrial production has been showing year-to-year gains, and corporate profits continue to expand. There have even been some signs of growth in housing starts, in the first signs of sustained good news in the housing market in several years.

In late April, the Department of Commerce reported real growth in gross domestic product (GDP) at an annual rate of 2.2% for the first quarter of 2012, and that followed an even stronger growth rate of 3.0% in the fourth quarter of 2011. The consensus among business economists seems to be that real growth for the full year 2012 will be in the range of 2.5% and 3.0%.

Despite periods of weakness near the end of the period, most U.S. market indices, both equity and fixed-income, posted positive returns for the six-month period ended April 30, 2012. The S&P 500 Index, which is generally regarded as a good indicator of the return from larger-capitalization U.S.

4 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	April 30, 2012

stocks, returned 12.77%. While this was clearly a very strong period, the return of the S&P 500 was even higher for similar six-month periods from the previous two years.

The end of 2011 was a fairly quiet period for the U.S. equity market; then the early months of 2012 saw a pronounced rally, with especially strong performance from high-beta riskier stocks. (Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.)

A notable feature of the equity market in the last few months has been the very strong performance of the stock of Apple Inc. (not held in the Fund’s portfolio at period end). The result is that Apple now has a very large weight in key market indices including the S&P 500 and NASDAQ, the main index for over-the-counter stocks, which includes many technology issues. Also, the exceptional strength of Apple means that large-cap stocks performed much better than small-cap stocks over the last six months. Dislocations such as this cause historical correlations between indices to break down, creating special challenges for users of quantitative models such as the model used in managing the Fund.

Most international markets had positive returns, but were not nearly as strong as the U.S. market. Return of the Morgan Stanley Capital International Europe-Australasia-Far East Index (the “MSCI EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, was 2.69% for the six months ended April 30, 2012.

How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2012, the Fund generated a total return based on market price of 16.52% and a return of 12.60% based on NAV. As of April 30, 2012, the Fund’s market price of $17.34 represented a discount of 12.02% to NAV of $19.71. As of October 31, 2011, the Fund’s market price of $15.45 represented a discount of 14.59% to NAV of $18.09.

During the first half of the period, the Fund performed exceptionally well, largely because of premiums received for writing call options. As the market rallied in the early months of 2012, the Fund generally managed to keep pace, despite the upside cap created by writing covered calls. So, for the six-month period, the Fund achieved its goal of return in line with the S&P 500 with less volatility than the market.

The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. The current discount to NAV provides an opportunity for investors to purchase shares of the Fund at prices below the market value of the securities in the underlying portfolio.

Please discuss the Fund’s distributions.

The Fund paid quarterly dividends of $0.3125 in November 2011 and February 2012. The most recent dividend represents an annualized distribution rate of 7.21% based on the Fund’s closing market price of $17.34 as of April 30, 2012.

When required, the distributions were accompanied by letters detailing the estimated characterization of the distribution for tax purposes. These letters are also posted on the Fund’s website. Additionally, Guggenheim Funds produces an annual tax information guide for its closed-end funds; this guide may be found at www.guggenheimfunds.com/CEF.

What were the major investment decisions that affected the Fund’s performance?

In analyzing performance, the Fund’s managers look at two main elements:

•	Performance of the underlying securities held in the Fund’s portfolio, which consists mainly of ETFs

•	Performance of the covered calls written, which is a combination of strike price and premium received.

For the six-month period ended April 30, 2012, the major contributor to performance was the collection of premiums for writing call options near the end of 2011. Largely because of the dislocations in the market that caused historical relationships between indices to break down, security selection did not contribute to performance for this period.

One might think that a program of writing calls such as that used in managing the Fund would cause underperformance when the market rallies strongly, as it did in early 2012. But it is important to remember that the premiums received for writing calls are reinvested, so that helped the Fund to keep up as the market rallied.

Also worth noting is that the market’s volatility, which was rather high near the end of 2011, dropped considerably in early 2012. The market’s expectation of 30-day volatility is generally measured by the Chicago Board Options Exchange (CBOE) Volatility Index, which is generally referred to as the VIX Index. This index is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX Index ended 2011 at a level of 23.40, then, following the rally in the first quarter of 2012, the VIX Index traded down to 15. Near the end of the period, as the market

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	April 30, 2012

began to drift lower, volatility rose again, creating new opportunities for the Fund to write call options.

Guggenheim’s portfolio management team uses qualitative judgment to enhance the value of the quantitative models used in portfolio construction. This combination of qualitative and quantitative methods makes it possible for the team to adapt the models to extreme dislocations such as that caused in the first quarter of 2012 by the impact of the exceptional strength in Apple stock on market indices and market metrics such as beta, correlation and volatility.

What was the effect of leverage on the Fund’s performance?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from an unleveraged portfolio. During the six months ended April 30, 2012, leverage contributed to performance, since the portfolio’s return was greater than the cost of leverage. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by GFIA and GPAM. The Fund currently employs financial leverage through the use of a bank line of credit, generally maintaining leverage between 20% and 30% of the Fund’s total assets, consistent with the Fund’s risk profile. As of April 30, 2012, the Fund’s outstanding leverage was $39 million, which was approximately 28% of the Fund’s assets.

What else should investors know about this Fund and its outlook?

The Fund’s managers are pleased that during the six-month period ended April 30, 2012, the Fund has delivered to investors returns similar to the S&P 500 Index with less volatility than the S&P. In addition, investors in the Fund have received dividends that represented an annual distribution rate above 7%, based on the closing price of the Fund’s shares as of April 30, 2012. For comparison, dividend yield of the S&P 500 was approximately 2% in 2011.

It is disappointing to see that the Fund’s shares continue to sell at a significant discount to the NAV. This discount seems to indicate that the market doesn’t fully understand the Fund’s strategy.

Index Definitions:

Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

GGE Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.

Equity Securities and Related Market Risk. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity securities may also decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Equity securities generally have greater price volatility than bonds and other debt securities.

Other Investment Companies Risk. The Fund may invest in securities of other open-or closed-end investment companies, including ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of

What is a covered call?

A call is an option (or contract) that gives its holder the right, but not the obligation, to buy shares of the underlying security at a specified price on or before a pre-determined expiration date. After this predetermined date, the option and its corresponding rights expire. A covered call is a call option that is written by an investor that owns the security on which the call is written. Covered call strategies are generally used as a hedge—to limit losses by obtaining premium income from the sale of calls, while still maintaining some of the upside potential. A call is “out of the money” when the option’s strike price is higher than the market price of the underlying asset.

6 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

April 30, 2012

the Fund’s investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Options Risk. There are various risks associated with the Fund’s covered call option strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, GPAM will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund’s equity portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise. To the extent that the Fund owns unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

The Fund’s use of purchased put options on equity indexes as a hedging strategy would involve certain risks similar to those of written call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the Fund’s portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of GPAM. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

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QUESTIONS & ANSWERS continued	April 30, 2012

Other Derivatives Risk. Derivatives are subject to a number of risks such as liquidity risk, equity securities risk, issuer risk, interest rate risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, medium and smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives transactions are not otherwise available to the Fund for investment purposes.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See “Financial Leverage Risk” below.

Counterparty Risk. The Fund will be subject to risk with respect to the coun-terparties to the derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

Medium and Smaller Company Risk. The general risks associated with the types of securities in which the Fund invests are particularly pronounced for securities issued by companies with medium and smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of medium and smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities.

Financial Leverage Risk. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses financial leverage. As a result, financial leverage may cause greater changes in the Fund’s net asset value and returns than if financial leverage had not been used. The Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund.

During the time in which the Fund is utilizing financial leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize financial leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of financial leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser and common shareholders. Common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of financial leverage, which means that common shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, any use of financial leverage must be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Fund’s use of financial leverage and the effect of financial leverage on the management of the Fund’s portfolio and the performance of the Fund.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund.

Foreign Investment Risk. The Fund’s investments in ADRs and other securities of foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. There may be less publicly available information about a foreign company than a U.S. company. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those standards applicable to U.S. companies. Similar foreign investment risks may apply to futures contracts and other derivative instruments in which the Fund invests that trade on foreign exchanges. The value of derivative and other instruments denominated in or that pay revenues in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such instruments held by the Fund. Foreign settlement procedures also may involve additional risks.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund will invest in securities that the Sub-Adviser believes are undervalued or mispriced as a result of recent economic events, such as market dislocations, the inability of other investors to evaluate risk and forced selling.

8 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

April 30, 2012

If the Sub-Adviser’s perception of the value of a security is incorrect, your investment in the Fund may lose value.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Recent Market Developments. Global financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on equity markets, which in turn, may adversely affect the Fund. The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. The Sub-Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets and/or on the Fund’s portfolio.

Government Intervention in Financial Markets. The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Legislation and Regulation Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision o f the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading, the creation of a consumer financial protection watch-dog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers of securities which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Fund invest may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable. At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund or entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

Please see www.guggenheimfunds.com/gge for a more detailed discussion about Fund risks and considerations.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 9

FUND SUMMARY (Unaudited)	April 30, 2012

Fund Statistics
Share Price		$17.34
Common Share Net Asset Value		$19.71
Premium/(Discount) to NAV		-12.02%
Net Assets ($000)		$98,439

Total Returns
(Inception 1/27/04)	Market	NAV
Six Month	16.52%	12.60%
One Year	7.46%	6.82%
Three Year - average annual	29.63%	24.72%
Five Year - average annual	-26.34%	-26.64%
Since Inception - average annual	-13.79%	-12.68%

		% of Long-Term
Long-Term Holdings		Investments
SPDR S&P 500 ETF Trust		51.2%
iShares Russell 2000 Index Fund		16.1%
PowerShares QQQ Trust Series 1		15.3%
iShares Dow Jones US Real Estate Index Fund		5.2%
Utilities Select Sector SPDR Fund		5.2%
Health Care Select Sector SPDR Fund		4.4%
ProShares Ultra QQQ		2.6%
Kodiak Funding, LP		0.0%*

		% of Net
Fund Breakdown		Assets
Long-Term Investments		141.3%
Short-Term Investment		1.1%
Total Investments		142.4%
Liabilities in excess of Other Assets		-0.3%
Total Value of Options Written		-2.5%
Borrowings		-39.6%
Total Net Assets		100.0%

*Less than 0.1%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/gge. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

10 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2012

Number
of Shares	Description			Value
	Long-Term Investments – 141.3%
	Exchange Traded Funds – 141.3%
164,700	Health Care Select Sector SPDR Fund(a)			$ 6,177,897
113,300	iShares Dow Jones US Real Estate Index Fund(a)			7,241,003
275,400	iShares Russell 2000 Index Fund(a)			22,425,822
318,800	PowerShares QQQ Trust Series 1(a)			21,283,088
30,900	ProShares Ultra QQQ(a)			3,581,001
509,200	SPDR S&P 500 ETF Trust(a)			71,170,884
202,500	Utilities Select Sector SPDR Fund(a)			7,221,150
	(Cost $138,462,969)			139,100,845
	Limited Partnership – 0.0%*
400,000	Kodiak Funding, LP (b)
	(Cost $3,476,000)			36,640
	Total Long-Term Investments – 141.3%
	(Cost $141,938,969)			139,137,485
	Short-Term Investments – 1.1%
	Money Market – 1.1%
1,043,156	Dreyfus Treasury Prime Cash Management Institutional Shares
	(Cost $1,043,156)			1,043,156
	Total Investments – 142.4%
	(Cost $142,982,125)			140,180,641
	Liabilities in excess of Other Assets – (0.3%)			(266,401)
	Total Value of Options Written – (2.5%) (Premiums received $2,105,465)			(2,475,725)
	Borrowings – (39.6% of Net Assets or 27.8% of Total Investments)			(39,000,000)
	Net Assets – 100.0%			$ 98,438,515
Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (c)	Month	Price	Value
1,647	Health Care Select Sector SPDR Fund	May 2012	$ 38.00	$ (27,999)
1,133	iShares Dow Jones US Real Estate Index Fund	May 2012	63.00	(155,787)
2,754	iShares Russell 2000 Index Fund	May 2012	81.00	(508,113)
3,188	PowerShares QQQ Trust Series 1	May 2012	67.00	(286,920)
309	ProShares Ultra QQQ	May 2012	115.00	(114,330)
5,092	SPDR S&P 500 ETF Trust	May 2012	139.00	(1,224,626)
2,025	Utilities Select Sector SPDR Fund	May 2012	35.00	(157,950)
	Total Value of Call Options Written
	(Premiums received $2,105,465)			$ (2,475,725)

* Represents less than 0.1%

LP – Limited Partnership

S&P – Standard & Poor’s

(a) All of these securities represent cover for outstanding options written. All of these securities have been physically segregated as collateral for borrowings outstanding.

(b) Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $36,640 which represents 0.0% of Net Assets.

(c) Non-income producing security.

See notes to financial statements.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 11

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2012

Assets
Investments in securities, at value (cost $142,982,125)	$140,180,641
Dividends receivable	32,382
Tax reclaims receivable	36
Other assets	40,601
Total assets	140,253,660
Liabilities
Borrowings	39,000,000
Options written, at value (premiums received of $2,105,465)	2,475,725
Advisory fee payable	88,735
Interest due on borrowings	3,743
Administrative fee payable	2,552
Accrued expenses	244,390
Total liabilities	41,815,145
Net Assets	$98,438,515
Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized,
4,993,991 shares issued and outstanding	$49,940
Additional paid-in capital	770,308,763
Accumulated net unrealized depreciation on investments and options	(3,171,744)
Accumulated net realized loss on investments, currency transactions and options	(665,641,145)
Accumulated undistributed net investment loss	(3,107,299)
Net Assets	$98,438,515
Net Asset Value (based on 4,993,991 common shares outstanding)	$19.71

See notes to financial statements.

12 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS For the six months ended April 30, 2012 (Unaudited)	April 30, 2012

Investment Income
Dividends	$692,175
Total income		$692,175
Expenses
Advisory fee	524,201
Professional fees	118,746
Trustees’ fees and expenses	38,486
Printing expenses	31,602
Fund accounting	20,801
Administrative fee	16,959
Custodian fee	14,427
Miscellaneous	12,440
NYSE listing fee	10,556
Transfer agent fee	9,482
Insurance expense	9,262
Interest expense	148,753
Total expenses		955,715
Advisory fees waived		(30,835)
Net expenses		924,880
Net investment loss		(232,705)
Realized and Unrealized Gain (Loss) on Investments and Options:
Net realized gain (loss) on:
Investments		13,589,780
Options		(757,785)
Change in net unrealized appreciation (depreciation) on:
Investments		(1,104,793)
Options		(264,640)
Net gain on investments and options		11,462,562
Net Increase in Net Assets Resulting from Operations		$11,229,857

See notes to financial statements.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 13

STATEMENT OF CHANGES IN NET ASSETS	April 30, 2012

	For the
	Six Months Ended	For the
	April 30, 2012	Year Ended
	(unaudited)	October 31, 2011
Increase in Net Assets Resulting from Operations
Net investment income (loss)	$(232,705)	$1,159,662
Net realized gain (loss) on investments and options	12,831,995	(9,853,082)
Net change in unrealized appreciation (depreciation) on investments and options	(1,369,433)	18,073,564
Net increase in net assets resulting from operations	11,229,857	9,380,144
Distributions
From and in excess of net investment income	(3,121,244)	(1,364,106)
Return of capital	–	(2,179,131)
Total dividends and distributions to common shareholders	(3,121,244)	(3,543,237)
Total increase in net assets	8,108,613	5,836,907
Net Assets
Beginning of period	90,329,902	84,492,995
End of period (including distributions in excess of net investment income and
undistributed net investment income of ($3,107,299) and $246,650, respectively)	$98,438,515	$90,329,902

See notes to financial statements.

14 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS For the six months ended April 30, 2012 (Unaudited)	April 30, 2012

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$11,229,857
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized depreciation on investments	1,104,793
Net change in unrealized depreciation on options	264,640
Net realized gain on investments	(13,589,780)
Net realized loss on options	757,785
Purchase of long-term investments	(393,199,007)
Proceeds from sale of long-term investments	382,563,487
Premiums received on call options written	14,016,192
Cost of written options closed	(13,550,678)
Corporate actions and other payments	52,083
Net purchases of short-term investments	(36,518)
Decrease in dividends and interest receivable	10,695
Decrease in tax reclaims receivable	426
Increase in other assets	(7,337)
Increase in advisory fee payable	15,845
Increase in administrative fee payable	545
Increase in accrued expenses	8,714
Increase in interest due on borrowings	867
Net Cash Used in Operating and Investing Activities	(10,357,391)
Cash Flows From Financing Activities:
Dividends paid	(3,121,244)
Proceeds from borrowings	16,000,000
Payments made on borrowings	(3,000,000)
Net Cash Provided by Financing Activities	9,878,756
Net decrease in cash	(478,635)
Cash at Beginning of Period	478,635
Cash at End of Period	$0
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$147,886
Supplemental Disclosure of Non Cash Operating Activity: Options exercised during the Year:	$2,431,314

See notes to financial statements.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 15

FINANCIAL HIGHLIGHTS (Unaudited)	April 30, 2012

	For the
	Six Months		For the		For the	For the		For the		For the
Per share operating	Ended		Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
performance for a common	April 30, 2012		October 31,		October 31,	October 31,		October 31,		October 31,
share outstanding throughout the period*	(unaudited)		2011		2010	2009		2008		2007
Net asset value, beginning of period	$18.09		$16.92		$14.86	$19.65		$113.95		$119.55
Income from investment operations
Net investment income (loss) (a)	(0.05)		0.23		0.49	0.90		6.75		7.70
Net realized and unrealized gain (loss) on
investments, futures, options and swap transactions	2.30		1.65		2.15	(4.83)		(92.50)		(4.30)
Distributions to Preferred Shareholders
From net investment income and return of capital
(common share equivalent basis)	–		–		(0.02)	(0.21)		(2.05)		(2.50)
Total from investment operations	2.25		1.88		2.62	(4.14)		(87.80)		0.90
Distributions to Common Shareholders
From and in excess of net investment income	(0.63)		(0.27)		(0.56)	(0.65)		(4.73	)(e)	(6.50)
Return of capital	–		(0.44)		–	–		(1.77	)(e)	–
Total distributions to Common Shareholders	(0.63)		(0.71)		(0.56)	(0.65)		(6.50)		(6.50)
Net asset value, end of period	$19.71		$18.09		$16.92	$14.86		$19.65		$113.95
Market value, end of period	$17.34		$15.45		$14.86	$14.25		$14.90		$98.10
Total investment return (b)
Net asset value	12.60%		11.34%		18.01%	(19.99)%		(81.30)%		0.67%
Market value	16.52%		8.79%		8.45%	3.50%		(83.31)%		(3.53)%
Ratios and supplemental data
Net assets, applicable to common shareholders,
end of period (thousands)	$98,439		$90,330		$84,493	$134,883		$178,223		$1,034,697
Preferred Shares, at liquidation value ($25,000 per
share liquidation preference) (thousands)	$–		$–		$–	$30,000		$125,000		$425,000
Preferred Shares asset coverage per share	$–		$–		$–	$137,402		$60,645		$85,859
Ratios to Average Net Assets applicable to Common Shares:
Net operating expense	1.65	%(g)	1.90%		2.18%	2.66%		1.76%		1.42%
Interest expense	0.32	%(g)	0.33%		0.50%	0.11%		–%		–%
Total net expense	1.97	%(g)	2.23%		2.68%	2.77%		1.76%		1.42%
Fee waiver	0.06	%(g)	0.09%		0.11%	0.09%		–%		–%
Total gross expense (c)	2.03	%(g)	2.32%		2.79%	2.86%		1.76%		1.42%
Net investment income, after fee waiver and effect
of dividends to preferred shares	-0.49	%(g)	1.30%		3.04%	5.38%		6.36%		4.36%
Portfolio turnover	302%		267	%(f)	26%	172	%(f)	68%		57%
Senior indebtedness
Total borrowings outstanding (in thousands)	$39,000		$26,000		$33,000	$30,000		$–		$–
Asset coverage per $1,000 of indebtedness (d)	$3,524		$4,474		$3,560	$6,496		$–		$–

*	Reflects 1 for 5 reverse stock split that occurred on June 5, 2009.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.14% for the six months ended April 30, 2012 and for the year ended October 31, 2011, 0.00% for the years ended October 31, 2010 and October 31, 2009, and 0.02% for the years ended October 31, 2008 and October 31, 2007.

(d)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

(e)
Subsequent to October 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the October 31, 2009, financial reporting period. This resulted in a $0.03 reclassification between distributions paid to common shareholders from and in excess of net investment income and distributions paid to common shareholders from return of capital.

(f)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.

(g)	Annualized.

See notes to financial statements.

16 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2012

Note 1 – Organization:

Guggenheim Enhanced Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. Effective May 16, 2011, the Fund seeks to achieve its investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call option strategy which will follow a proprietary dynamic rules-based methodology developed by Guggenheim Partners Asset Management, LLC. Prior to May 16, 2011, the Fund pursued its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Exchange traded options are valued at the mean between the bid and asked prices on the principal exchange on which they are traded. The Fund values money market funds at net asset value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money Market Funds are valued at Net Asset Value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The fair value estimate for the Level 3 security in the Fund was determined in good faith by the Pricing Committee pursuant to the Valuation Procedures which were established in good faith by management and approved by the Board of Trustees. There were various factors considered in reaching fair value determination, including, but not limited to, the following: the type of security, analysis of the company’s performance and the present value of potential future earnings of the investment.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2012.

Description	Level 1	Level 2	Level 3	Total
Valuations (in $000s)
Assets:
Exchange Traded
Funds	$139,101	$–	$–	$139,101
Limited Partnership	–	–	37	37
Money Market Fund	1,043	–	–	1,043
Total	$140,144	$–	$37	$140,181
Liabilities:
Options Written	$2,476	$–	$–	$2,476
Total	$2,476	$–	$–	$2,476

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

There were no transfers between levels during the six months ended April 30, 2012.

Level 3 holdings (value in $000s)	Securities
Beginning Balance at October 31, 2011	$56
Total Realized Gain/Loss	–
Change in Unrealized Gain/Loss	(11)
Return of Capital	(8)
Net Purchases and Sales	–
Transfers In	–
Transfers Out	–
Ending Balance at April 30, 2012	$37

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Options

The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions

The Fund declares and pays quarterly dividends to common shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

Foreign exchange gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, is included in unrealized appreciation (depreciation) on foreign currency transactions. There were no currency gains or losses for the six months ended April 30, 2012.

(f) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current reporting period. Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, oversees the activities of Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees, if any, of the Fund who are its affiliates.

18 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.

Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.85% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund is an affiliate of GFIA, GFIA has agreed to waive 0.05% of its advisory fee such that the Fund pays to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Adviser pays to GPAM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.

The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the six months ended April 30, 2012, the Fund recognized expenses of $16,959 for these services.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Certain officers of the Fund may also be officers, directors and/or employees of the Adviser. The Fund does not compensate its officers who are officers, directors and /or employees of the Adviser.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of net assets on a tax basis as of April 30, 2012 is as follows:

Net Tax
Cost of			Unrealized
Investments	Gross Tax	Gross Tax	Depreciation
for Tax	Unrealized	Unrealized	on
Purposes	Appreciation	Depreciation	Investments
$147,351,271	$919,311	$(8,089,941)	$(7,170,630)

As of October 31, 2011 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$0	$(673,857,344)

The difference between book and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, partnerships and tax straddles.

As of October 31, 2011, for federal income tax purposes, the Fund had a capital loss carryforward (“CLCF”) of $673,857,344 available to offset possible future capital gains.

Of the CLCF, $225,014,894 is set to expire on October 31, 2016, $443,299,661 is set to expire on October 31, 2017, and $5,542,789 is set to expire on October 31, 2019. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year. Given the current size of the Fund, it is highly unlikely that the Fund will be able to fully utilize the CLCF prior to its expiration.

For the year ended October 31, 2011 (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid to common shareholders as reflected in the Statement Of Changes in Net Assets was as follows:

Distributions paid from:	2011
Ordinary income – common shares	$1,364,106
Return of capital – common shares	2,179,131
$3,543,237

During the period ended April 30, 2012, distributions of $3,121,244 were paid to common shareholders. The classification of these distributions for federal income tax purposes will be determined after October 31, 2012.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since them). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company (“RIC) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, may expire unused.

Note 5 – Investments in Securities:

For the period ended April 30, 2012, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $393,199,007 and $382,563,487, respectively.

Note 6 – Derivatives:

The Fund will opportunistically employ an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy which will follow a proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written option contracts for the six months ended April 30, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	17,389	$3,402,773
Options written during the period	101,756	14,016,192
Options expired during the period	(44,011)	(5,396,421)
Options closed during the period	(41,428)	(7,485,765)
Options assigned during the period	(17,558)	(2,431,314)
Options outstanding, end of period	16,148	2,105,465

Summary of Derivatives Information

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities at April 30, 2012:

Statement of Assets and Liabilities Presentation of Fair Values of Derivatives ($000s):
Liability Derivatives
	Statement of
	Assets and
	Liabilities Location	Fair Value
Equity risk	Options written, at value	$2,476
Total		$2,476

The following table presents the effect of derivatives on the Statement of Operations for the six months ended April 30, 2012:

Effect of Derivative Instruments on the Statement of Operations (in $000s):
Change in
	Amount of	Unrealized
	Realized	Appreciation/
	Gain/(Loss) on	(Depreciation)
	Derivatives	on Derivatives	Total
	Options	Options
Equity risk	$(758)	$(265)	$(1,023)
Total	$(758)	$(265)	$(1,023)

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 4,993,991 (reflecting the 1 for 5 reverse stock split that occurred prior to the opening of trading on the NYSE on June 5, 2009) issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the six months ended April 30, 2012 or the year ended October 31, 2011.

Transactions in common shares were as follows:
	Six Months Ended	Year Ended
	April 30, 2012	October 31, 2011
Beginning Shares	4,993,991	4,993,991
Ending Shares	4,993,991	4,993,991

20 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

Preferred Shares

On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7, 3,400 shares of Preferred Shares Series T28, 3,400 shares of Preferred Shares Series W7, 3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. On September 29, 2008 and October 20, 2008, the Fund announced redemptions of 1,200 shares of each series of Auction Market Preferred Shares, respectively. On November 26, 2008, January 30, 2009 and February 26, 2009, the Fund announced redemptions of 80 shares, 120 shares and 280 shares of each series, respectively. On July 24, 2009, the Fund announced redemptions of 120 shares from each series of M7, W7 and F7 and 520 shares from each of series T28 and TH28, which fully redeemed series T28 and TH28. On January 31, 2010, the Fund announced redemptions of 400 shares from each of series M7, W7 and F7, which fully redeemed all three series. At April 30, 2012, there were no preferred shares outstanding.

Note 8 – Borrowings:

The Fund entered into a $40,000,000 committed credit facility agreement whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the counterparty. The interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. An unused commitment fee of 0.65% is charged on the difference between the maximum amount committed from the counterparty and the amount borrowed. As of April 30, 2012, there was $39,000,000 outstanding in connection with the Fund’s credit facility.

The average daily amount of the borrowings on the credit facility during the period ended April 30, 2012 was $29,343,407 with a related average interest rate of 1.02%. The maximum amount outstanding during the period was $39,000,000.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Regulatory Matters:

The Adviser has notified the Fund of the following: In 2009, the Securities and Exchange Commission (“SEC”) staff conducted an examination of the Adviser and in 2010 reported to the Adviser that the SEC staff believed certain deficiencies existed in connection with the management of a liquidated closed-end fund formerly advised by the Adviser and a third-party sub-adviser. In April 2012, the Adviser and a current and a former employee of the Adviser each received separate letters from the SEC staff (commonly referred to as a Wells Notice) stating that the staff intends to recommend to the SEC that action be brought against the Adviser and the current and former employee for allegedly failing to cause the fund to adequately disclose certain investments made by the fund and providing the recipients of the letters with an opportunity to respond to the potential allegations.

The Adviser has replied to the Wells Notice and responded to the SEC staff’s allegations. Although there can be no assurance as to this outcome, the Adviser has advised the Fund that it believes its disclosures were proper and that resolution of this matter will not materially and adversely affect its financial condition or its ability to act as an investment adviser to the Fund.

Note 11 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On May 1, 2012, the Board of Trustees declared a quarterly dividend of $0.3125 per common share. The dividend was payable on May 31, 2012, to shareholders of record on May 15, 2012.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 21

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2012

Federal Income Tax Information

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Trustees

The Trustees of the Guggenheim Enhanced Equity Strategy Fund (“the Fund”) and their principal occupations during the past five years:

Number of
Name, Address*,	Term of		Portfolios
Year of Birth	Office**		in the Fund
and Position(s)	and Length		Complex***
Held with	of Time	Principal Occupations during the Past Five Years and	Overseen	Other Directorships
Registrant	Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2010	Private Investor (2001-present). Formerly, Senior Vice President	55	None
Year of birth: 1951		and Treasurer, PepsiCo, Inc. (1993 1997), President, Pizza Hut
Trustee		International (1991-1993) and Senior Vice President, Strategic
Planning and New Business Development of PepsiCo, Inc.
(1987-1997).
Roman Friedrich III	Since 2004	Founder and President of Roman Friedrich & Company, Ltd., a	50	Director of Windstorm Resources,
Year of birth: 1946		mining and metals investment bank (1998-present). Formerly,		Inc. (2011-present), Zincore Metals,
Trustee		Senior Managing Director of MLV & Co., LLC, an investment bank		Inc. (2009-present). Previously,
		and institutional broker-dealer specializing in capital intensive		Director of Axiom Gold and Silver
		industries such as energy, metals and mining (2010-2011).		Corp. (2011-2012), Stratagold Corp.
(2003-2009); Gateway Gold Corp.
(2004-2008) and GFM Resources
Ltd. (2005-2010).
Robert B. Karn III	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial	50	Director of Peabody Energy
Year of birth: 1942		and Economic Consulting, St. Louis office of Arthur Andersen, LLP.		Company (2003-present), GP
Trustee				Natural Resource Partners LLC
(2002-present).
Ronald A. Nyberg	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in	57	None
Year of birth: 1953		corporate law, estate planning and business transactions (2000-
Trustee		present). Formerly, Executive Vice President, General Counsel and
Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager	54	Trustee, Bennett Group of Funds
Year of birth: 1958		and Portfolio Manager of Nuveen Asset Management (1998-1999),		(2011-present).
Trustee		Vice President of Nuveen Investment Advisory Corp. (1992-1999),
Vice President and Manager of Nuveen Unit Investment Trusts
(1991-1999), and Assistant Vice President and Portfolio Manager of
Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co.,
Inc. (1982-1999).
Interested Trustee:
Donald C. Cacciapaglia†	Since 2012	President and Chief Executive Officer of Guggenheim Funds Distributors,	50	Trustee, Rydex Dynamic Funds,
Year of birth: 1951		LLC and President and Chief Executive Officer of Guggenheim Funds		Rydex ETF Trust, Rydex Series Funds
Trustee, Chief		Investment Advisors, LLC (2010-present); Chief Executive officer of funds		and Rydex Variable Trust (2012-
Executive Officer		in the Fund Complex and President and Chief Executive Officer of funds in		present); Independent Board
		the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of		Member, Equitrust Life Insurance
		Guggenheim Partners Asset Management, LLC (2010-2011); Chairman		Company, Guggenheim Life and
		and CEO of Channel Capital Group Inc. and Channel Capital Group LLC		Annuity Company, and Paragon Life
		(2002-2010); Managing Director of PaineWebber (1996-2002).		Insurance Company of Indiana.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
	-	Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of the shareholders.
	-	Messrs. Toupin and Karn, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of the shareholders.
	-	Messrs. Barnes and Cacciapaglia, as Class I Trustees are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.

***	The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds LLC.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as the President and CEO of the Adviser and Administrator.

22 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2012

Officers

The officers of the Guggenheim Enhanced Equity Strategy Fund and their principal occupations during the past five years:

Name, Address*,	Term of
Year of Birth	Office** and
and Position(s)	Length of	Principal Occupations During the Past Five Years and
Held with Registrant	Time Served	Other Affiliations
Officers:
John Sullivan	Since 2010	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC
Year of birth: 1955		(2010-present). Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund
Chief Accounting Officer,		Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).
Chief Financial Officer
Treasurer
Ann E. Edgeworth	Since 2012	Director, Foreside Compliance Services, LLC (2011-present). Formerly, Vice President, State Street Corporation (2007-
Year of birth: 1961		2011); Director, Investors Bank & Trust (2004-2007).
Interim Chief
Compliance Officer
Mark E. Mathiasen	Since 2008	Director; Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Formerly, Vice President;
Year of birth: 1978		Assistant General Counsel of Guggenheim Funds Services, LLC (2007-2012). Secretary of certain other funds in the
Secretary		Fund Complex.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 23

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2012

Unless the registered owner of common shares elects to receive cash by contacting the Bank of New York Mellon (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015; Attention Shareholder Services Department, Phone Number: 866-488-3559.

24 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

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FUND INFORMATION	April 30, 2012

Board of Trustees	Officers	Investment Adviser and	Legal Counsel
Randall C. Barnes	Donald C. Cacciapaglia	Administrator	Skadden, Arps, Slate,
	Chief Executive Officer	Guggenheim Funds	Meagher & Flom LLP
Donald C. Cacciapaglia*		Investment	New York, New York
	John Sullivan	Advisors, LLC
Roman Friedrich III	Chief Financial Officer,	Lisle, Illinois	Independent Registered
	Chief Accounting Officer		Public Accounting Firm
Robert B. Karn III	and Treasurer	Investment Sub-Adviser	Ernst & Young LLP
		Guggenheim Partners	Chicago, Illinois
Ronald A. Nyberg	Ann E. Edgeworth	Asset Management, LLC
	Interim Chief	Santa Monica, California
Ronald E. Toupin, Jr.,	Compliance Officer
Chairman		Accounting Agent
	Mark E. Mathiasen	and Custodian
* Trustee is an “interested	Secretary	The Bank of
person” (as defined in		New York Mellon
section 2(a)(19) of the		New York, New York
1940 Act) (“Interested
Trustee”) of the Fund
because of his position as
the President and CEO of
the Investment Adviser
and Administrator.

Privacy Principles of Guggenheim Enhanced Equity Strategy Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 392-3004.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Fund’s website at www.guggenheimfunds.com/gge or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at www.guggenheimfunds.com/gge. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 27

ABOUT THE FUND MANAGERS

Guggenheim Partners Asset Management, LLC

Guggenheim Partners Asset Management, LLC (“GPAM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPAM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPAM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(06/12)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GGE-SAR-0412

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)      Not applicable for a semi-annual reporting period.

(b)      There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on
Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Strategy Fund

By:               /s/ Donald C. Cacciapaglia

Name:          Donald C. Cacciapaglia

Title:            Chief Executive Officer

Date:            July 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:               /s/ Donald C. Cacciapaglia

Name:          Donald C. Cacciapaglia

Title:            Chief Executive Officer

Date:             July 5, 2012

By:                /s/ John Sullivan

Name:           John Sullivan

Title:             Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:             July 5, 2012